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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 8, 2006

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                                  Conn's, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-50421                06-1672840
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


                 3295 College Street
                   Beaumont, Texas                           77701
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (409) 832-1696

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                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     On August 8, 2006, Conn's, Inc. (the "Company") announced that, effective August 16, 2006, three of its named executive officers have voluntarily taken a temporary reduction in their base salary. The three executives are Thomas J. Frank, Sr., Chairman of the Board of Directors and Chief Executive Officer, Dr. William C. Nylin, Jr., the Company's Chief Operating Officer and Executive Vice Chairman of the Board of Directors and Reymundo de la Fuente, Senior Vice President - Credit. Mr. Frank's base salary was reduced by 98% and Mr. Nylin's and Mr. de la Fuente's base salary were both reduced by 33%.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONN'S, INC.


Date:  August 10, 2006                           By:   /s/ David L. Rogers
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                                                 David L. Rogers
                                                 Chief Financial Officer